                                                                   EXHIBIT 10.12
                                                                   -------------
                                 LOAN AGREEMENT
                                 --------------

     LOAN AGREEMENT dated the 29th day of May, 1990, by and between ATLANTIC TELE-NETWORK, INC., a Delaware corporation, whose mailing address is P.O. Box 6100, St. Thomas, U.S. Virgin Islands 00804 (hereinafter referred to as the "Company"), and BANCO POPULAR DE PUERTO RICO, a commercial banking institution having an address at P.O. Box 8580, St. Thomas, U.S. Virgin Islands 00801 (hereinafter referred to as the "Bank").

                              W I T N E S S E T H :
                              -------------------

     1. REPRESENTATIONS. The Company represents, covenants and warrants that:
        ---------------

     1.1 CORPORATE EXISTENCE AND POWER. The Company is a corporation duly
         -----------------------------
incorporated and validly existing under the laws of the state of Delaware and has corporate power to make this Agreement and to borrow hereunder.

     1.2 CORPORATE AUTHORITY. The making and performance by Company of this
         -------------------
Agreement has been duly authorized by all necessary corporate action and will not violate any provision of law or of its Articles of Incorporation or By-Laws or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any prop-erty or assets of the Company pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which the Company is a party or by which the Company or its property may be bound or affected.

     1.3 FINANCIAL CONDITION. The most recent balance sheet of the Company, the
         -------------------
statements of income and loss and surplus of the Company for the periods ending on those dates, and other related information, heretofore furnished to the Bank, are complete and correct and fairly represent the financial condition of the Company as of the date(s) of said documents and as of the date(s) such financial information was provided. To the best of the Company's knowledge and belief, the Company has no material contingent obligations, liabilities for taxes, or unusual forward or long term commitments, not disclosed by, or reserved against, in said balance sheet, and, at the present time, there are no materials unrealized or anticipated losses from any unfavorable commitments of the Company. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by the Company throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of the Company from that set forth in said balance sheet or in said other financial information as of the date thereof, and dividends or other distributions have been declared or paid or made to its stockholders.

     1.4 LITIGATION. Except as the Bank has been advised in writing, there are
         ----------
no suits or proceedings pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, if adversely determined, would have a material adverse effect on the financial condition or business of the Company. There are no undisclosed proceedings by or before any governmental commission, bureau or other administrative agency pending or, to the knowledge of the Company, threatened against the Company.

     1.5 TITLES; LIENS. The Company has good and marketable title to each of the
         -------------
fixed properties and assets reflected in its balance sheet free and clear of all mortgages, liens and encumbrances not otherwise disclosed in said balance sheet.

     2. THE LOAN.
        --------

     2.1 AMOUNT. The Bank agrees, on the terms and conditions of this Agreement,
         ------
to extend to the Company a loan in the aggregate maximum principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "Loan"), which the Company hereby accepts.

     2.2 PURPOSE. The purpose of the Loan is for the financing of letters of
         -------
credit, letters of guaranty and to provide working capital to the Company.

     2.3 TYPE. The Loan shall be in the form of a Five Hundred Thousand Dollar
         ----
($500,000.00) revolving line of credit (the "Line of Credit") with any outstanding balance due and payable three hundred sixty (360) days from the date hereof. During the term of the Line of Credit, the Company, subject to the terms and provisions stated herein, shall have the right, from time to time, to repay all or any part of the principal balance outstanding and to request from the Bank readvances of principal on the Loan. However, at no time during the term of the Loan shall the principal sum outstanding on the Line of Credit exceed Five Hundred Thousand Dollars ($500,000.00).

     2.4 INTEREST. The Loan shall bear interest on the aggregate principal sum
         --------
advanced and outstanding at a per annum rate equal to one-quarter of one percent (1/4%) above the prime rate of Chase Manhattan Bank, N.A. ("Chase") from time to time in effect (any change in interest resulting from the change in the prime rate to be determined and effective at the start of the business day on which such change is announced). The term "prime rate," as used herein, means that rate of interest from time to time so designated and established by Chase at its principal offices in New York, New York, as its prime commercial lending rate, which is not necessarily the lowest rate charged by Chase on its commercial loans. Interest shall be calculated daily on a three hundred sixty (360) day basis on the outstanding principal balance on the Loan, and shall be paid monthly on the first day of each month.

     2.5 PRINCIPAL REPAYMENTS. The Company shall repay the Line of Credit from
         --------------------
time to time on a basis satisfactory to the Bank, provided that the entire principal balance outstanding shall be due and payable in full three hundred sixty (360) days from the date hereof together with all outstanding interest accrued thereon. All payments under the Loan shall be applied first to accrued interest and the remainder to the outstanding principal balance.

     2.6 RENEWAL OF LINE OF CREDIT. The Line of Credit shall expire three
         -------------------------
hundred sixty (360) days from the date hereof, unless there has been a prior default in which case it shall immediately terminate. Upon maturity and repayment in full of any funds then outstanding under the Line of Credit, the Company may apply to the Bank for a renewal of the Line of Credit by submitting to the Bank such updated financial statements and other information of the Company as the Bank may then require which statements and information shall be prepared in such manner and by such persons as are acceptable to the Bank; provided, however, that for a period of thirty (30) consecutive days after the initial term of the Line of Credit, and after the end of each renewal period thereafter (if any) the Company shall have paid the Loan in full and shall have no principal and interest outstanding under the Line of Credit. Upon review and analysis of the updated financial statements and other information of the Company and its Subsidiaries (as hereinafter defined), the Bank may, in its sole discretion, renew the Line of Credit for such period of time as the Bank shall advise the Company in writing.

     2.7 THE NOTE. The Loan shall be evidenced by a Five Hundred Thousand Dollar
         --------
($500,000.00) umbrella demand promissory note evidencing the Line of Credit dated the date hereof, payable to the order of the Bank and due upon demand according to its terms (the "Note").

     3. CONDITIONS OF LENDING. The obligation of the Bank to make the initial
        ---------------------
advance under the Loan is subject to the following conditions precedent:

     3.1 APPROVAL OF BANK COUNSEL. All legal matters incident to the
         ------------------------
transactions hereby contemplated shall be satisfactory to counsel for the Bank.

     3.2 OPINION OF BORROWER'S COUNSEL. The Bank shall have received the written
         -----------------------------
opinion of counsel for the Company, satisfactory to the Bank and its counsel in form and substance, covering the organization and corporate existence of the Company and the power of the Company to make and perform their respective obligations under this Agreement and the other agreements herein referred to.

     3.3 PROOF OF CORPORATE ACTION. The Bank shall have received certified
         -------------------------
copies of all corporate action taken by the Company to authorize the execution and delivery of this Agreement, the Note and the borrowing hereunder, and such other documents as the Bank shall reasonably request.

     3.4 COMMITMENT FEE. A non-refundable Commitment fee of Five Thousand
         --------------
Dollars ($5,000.00) shall have been paid by the Company to the Bank.

     4. AFFIRMATIVE COVENANTS. The Company agrees that as long as credit shall
        ---------------------
remain available hereunder and until payment in full of the Note, unless the Bank shall otherwise consent in writing, it will:

     4.1 FURNISH FINANCIAL STATEMENTS. Furnish the Bank within one hundred
         ----------------------------
twenty (120) days after the end of each fiscal year of the Company with a consolidated balance sheet of the Company as well as the balance sheets for its subsidiaries, Atlantic Tele-Network Company and Virgin Islands Telephone Corporation (VITELCO) (the "Subsidiaries") as of the close of such fiscal year, and a statement of profit and loss and surplus of the Company and the Subsidiaries for each such year, all of said statements prepared by independent certified publc accountants acceptable to the Bank.

     4.2 PAYMENT OF TAXES. Pay and discharge or cause to be paid and discharged
         ----------------
all taxes, assessments and governmental charges or liens imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon the property of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings.

     4.3 NOTICE OF LITIGATION. Promptly give notice in writing to the Bank of
         --------------------
all litigation and of all proceedings by or before any governmental regulatory agency, against or affecting the Company, where the amount involved is in excess of Fifty Thousand Dollars ($50,000.00) or which, if adversely de-termined, would otherwise have a materially adverse affect on the financial condition or business of the Company.

     4.4 DEPOSITS. Maintain a deposit account of the Company with the Bank.
         --------

     5. NEGATIVE COVENANTS. The Company agrees that so long as credit shall
        ------------------
remain available hereunder and until payment in full of the Note, and all other credit advanced by the Bank to the Company, without the prior written consent of the Bank, it will not:

     5.1 LIMITATION OF LIENS. Mortgage, pledge, hypothecate, assign, transfer,
         -------------------
suffer to exist, or voluntarily subject to any lien or encumbrance to secure any indebtedness, any of the property or assets of the Company, now owned or hereafter acquired; excluding, however, from the operation of this covenant, liens, mortgages or encumbrances in favor of the Bank.

     5.2 LIMITATION OF INDEBTEDNESS. Create or incur any indebtedness or
         --------------------------
obligation for borrowed money or issue or sell any obligations of the Company, excluding, however, from the operation of this covenant, the Loan hereunder or other loans made by the Bank.

     5.3 CONSOLIDATED OR MERGER. Merge into or consolidate with or into any
         ----------------------
corporation. For the purposes of this

Section 5.3, the acquisition by the Company of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any corporation shall be deemed to be a consolidation of such corporation with the Company.

     5.4 DISPOSITION OF ASSETS. Sell, lease, transfer or otherwise dispose of
         ---------------------
any of its assets (other than obsolete or worn-out property not used or useful in its business), whether now owned or hereafter acquired, except in the ordinary and regular course of the Company's business.

     5.5 ACQUISITION OF STOCK OF COMPANY. Purchase, acquire, redeem or retire,
         -------------------------------
or make any commitment to purchase, acquire, redeem or retire, any of the capital stock of the Company whether now or hereafter outstanding.

     5.6 CHANGE OF BUSINESS. Effect, cause, or permit any change from the
         ------------------
business now conducted by the Company.

     6. EXPENSES. The Company agrees to pay all expenses (including legal
        --------
expenses and attorneys' fees) payable in connection with the execution and delivery of this Agreement and the Note, as well as all expenses (including legal expenses and reasonable attorneys' fees) of every kind of or incidental to the collection or enforcement of this Agreement and the Note.

     7. EVENTS OF DEFAULT. If any one of the following "events of defaults"
        -----------------
shall occur:

     7.1 any representation or warranty made by the Company herein proves to have been incorrect in any material respect as of the date of this Agreement or as of the date on which it is made, or any statement, certificate or data furnished by the Company hereunder proves to have been incorrect in any material respect as of the date when the facts therein set forth were stated or certified; or

     7.2 default by the Company in the performance of any covenant or agreement herein (except as set forth in Section 7.3 herein), which shall remain unremedied for thirty (30) days after written notice thereof shall have been given by the Bank; or

     7.3 default in the due payment of the principal of the Note, or default in the payment of interest on the Note, or of any other indebtedness owing by the Company to the Bank now existing or hereafter incurred, for fifteen (15) days after the same shall be due; or

     7.4 a judgment for the payment of money shall be rendered against the Company and any such judgment shall remain unsatisfied and in effect for any period of sixty (60) consecutive days without a stay of execution; or

     7.5 the Company shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Company, or of all or a substantial part of the assets of the Company, (ii) be unable, or admit in writing, to the inability to pay debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against the Company in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by the Company for the purpose of effecting any of the foregoing; or

     7.6 an order, judgment or decree shall be entered, without the application, approval or consent of the Company, by any court of competent jurisdiction, approving a petition seeking reorganization of the Company or appointing a receiver, trustee or liquidator of the Company or of all or a substantial part of the assets of the Company, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days;

THEN, the Bank, at its option, may by written notice to the Company (i) immediately terminate the Line of Credit and all commitments of the Bank hereunder, and (ii) declare all principal and interest accrued on the Note, and all other liabilities of the Company to the Bank to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

     8. NO WAIVER; REMEDIES CUMULATIVE. No failure to exercise, and no delay in
        ------------------------------
exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     9. DEFINITIONS.
        -----------

     9.1 Any accounting term used herein shall, unless the context otherwise specifies, be defined as most commonly defined in accordance with generally accepted accounting principles.

     10. CHANGE OF PARTIES. The Company will not assign this Agreement or any of
         -----------------
the monies due hereunder without the
prior written consent of the Bank. In the event of any such approved assignment the Bank shall elect to continue to make the Loan hereunder or any part thereof to the Company or its successor or assignee, all sums so advanced shall be deemed advances under this Agreement and not in modification hereof. If the Company is in default under this Agreement, or as a part of the sale, consolidation, liquidation or merger of the Bank, the Bank may assign this Agreement and the Note, in which event all of the terms hereof shall continue to apply to the Loan, the Note, and any other documents entered into pursuant to the Loan. All sums so advanced shall be deemed advances under this Agreement and not in modification hereof.

     11. NOTICE. Any notice required herein shall be deemed to have been
         ------
properly served if sent by United States registered mail, postage prepaid, addressed to the parties hereto at the addresses set forth above, or at such other address as shall later be designated in writing.

     12. CONSTRUCTION. This Agreement is being executed in and shall be
         ------------
construed in accordance with the laws of the United States Virgin Islands.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                           ATLANTIC TELE-NETWORK, INC.



                           By:    /s/Cornelius B. Prior, Jr.
                                  -------------------------------------
                                     Cornelius B. Prior, Jr.
                                     President

                                                                  (SEAL)


                           Attest:  /s/Elizabeth A. Clark
                                  -------------------------------------
                                    Elizabeth A. Clark
                                    Assistant Secretary


                           BANCO POPULAR DE PUERTO RICO



                           By:    /s/Valentino I. McBean
                                  -------------------------------------
                                  Valentino I. McBean
                                  Regional Vice President

                                     [COPY]

                                                     Atlantic Tele-Network, Inc.
                                                     Page 1 of 4



                                   DEMAND NOTE
                                   -----------

$500,000.00                                          St. Thomas, U.S.V.I.
                                                     May 29, 1990



     FOR VALUE RECEIVED, ATLANTIC TELE-NETWORK, INC. (the "undersigned") promises to pay to BANCO POPULAR DE PUERTO RICO (the "Bank"), or ORDER, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), or so much thereof as may be advanced or upon repayment, readvanced by the Bank from time to time after the date hereof pursuant to the terms of the Loan Agreement hereinafter referred to, lawful money of the United States of America, with interest from the date of any advance hereunder at a rate per annum equal to one-quarter of one percent (1/4%) above the prime rate of the Chase Manhattan Bank ("Chase") from time to time in effect (any change in interest resulting from the change in such prime rate to be determined and effective at the beginning of the business day on which each such change in the prime rate is announced). The term "prime rate," as used herein, means that interest rate (which is not necessarily the lowest rate charged by Chase) from time to time announced by Chase at its principal offices in New York, New York, as its prime commercial lending rate. Interest will be calculated daily on the outstanding principal sum on a three hundred sixty (360) day basis and shall be due and pay-able monthly at the office of the Bank commencing on the first day of the month following the date hereof and continuing on the first day of each subsequent month until the principal and all accrued interest is paid in full. All payments shall be applied first toward interest then accrued and the remainder, if any, to the outstanding principal balance. The outstanding principal shall be payable ON DEMAND at the offices of the Bank in St. Thomas, U.S. Virgin Islands, or at such other place as the holder may, from time to time, designate in writing.

     AND IT IS EXPRESSLY AGREED that the credit evidenced hereby is a revolving line of credit in the maximum principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), which, along with all interest accrued thereon, shall expire and shall be due and payable three hundred sixty (360) days from the date hereof if no prior default or demand shall have occurred. The undersigned may apply to the Bank for renewal of the revolving line of credit in accordance with the terms and provisions of the Loan Agreement of even date herewith (the "Loan Agreement"); provided, however, that for a period of thirty (30) consecutive days after the initial three hundred sixty (360) day period and for a period of thirty (30) consecutive days after the end of each renewal period thereafter, if renewed by the Bank, Borrower shall have paid the Loan in full and have no principal and interest outstanding under this Note.

     This Note is subject to all of the terms, covenants and conditions of the Loan Agreement and may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought.

     In case recourse to the courts by the Bank or Note holder becomes necessary in order to collect the whole or any unpaid part hereof together with all accrued interest thereon, the undersigned agrees to pay any and all court expenses, disbursements and attorneys' fees which may be incurred. The undersigned expressly authorizes and empowers the Bank, at its option, at any time, to appropriate and to apply to the payment of this Note and any other obligation or obligations now existing or hereafter arising of the undersigned to the Bank any and all moneys now or hereafter in the hands of the Bank on deposit or otherwise to the Credit of or belonging to the undersigned.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Note is being issued pursuant to the Loan Agreement and any default under the Loan Agreement shall constitute a default under this Note.

     This Note may be prepaid at any time, and from time to time, in whole or in part, without any premium or penalty therefor; provided, however, that all such prepayments shall be applied first toward interest then accrued.

     Executed as a sealed instrument as of the date set forth above.

                           ATLANTIC TELE-NETWORK, INC.



                           By:    /s/Cornelius B. Prior, Jr.
                                  ---------------------------------------
                                  Cornelius B. Prior, Jr.
                                  President

                                                                   (SEAL)


ATTEST:


/s/Elizabeth A. Clark
---------------------------
Elizabeth A. Clark
Assistant Secretary

                           ADDENDUM TO LOAN AGREEMENT
                           --------------------------

     This Agreement is made this 25th day of February, 1993 between ATLANTIC TELE-NETWORK, INC., a Delaware corporation, whose mailing address is P.O. Box 6100, Charlotte Amalie, U.S. Virgin Islands 00804 (hereinafter referred to as the "Company") and BANCO POPULAR DE PUERTO RICO, a commercial banking institution, whose mailing address is P.O. Box 8580, Charlotte Amalie, U.S. Virgin Islands 00801 (hereinafter referred to as the "Bank").

     WHEREAS, the Company and the Bank entered into a loan agreement dated May 29, 1990 (the "Loan Agreement") under the terms of which the Bank loaned to Company the original principal sum Of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in the form of a revolving line of credit facility; and

     WHEREAS, the Bank and the Company wish to modify the terms of said Loan Agreement to, among other things, increase the amount available under the line of credit facility to THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) and to additionally provide for the issuance of corporate VISA/Master Cards to authorized employees of the Company with an aggregate credit limit of FIFTY THOUSAND DOLLARS ($50,000.00) for all credit cards issued.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Except where otherwise specifically defined herein, all capitalized terms used herein shall have the same meanings as originally defined in the Loan Agreement.

     2. Substitute the following language for Section 2.1 of the Loan Agreement:

          2.1 AMOUNT. The Bank agrees, on the terms and conditions of this
              ------
     Agreement, to extend to the Company loans in the aggregate maximum principal sum of THREE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($3,550,000.00) (collectively, the "Loan"), which the Company hereby accepts.

     3. Substitute the following language for Section 2.2 of the Loan Agreement:

          2.2 TYPE. The Loan shall be comprised of the following facilities:
              ----

          (a) A Three Million Five Hundred Thousand Dollar ($3,500,000.00) revolving line of credit facility (the "Line of Credit"). The amount under the Line of Credit available to be advanced to the Company shall be reduced by the aggregate of any outstanding prior advances and the total of all outstanding advances shall never exceed in the aggregate the sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00).

          (b) A Corporate VISA/Master Card revolving credit card account (the "Credit Card Account") with an aggregate credit limit of Fifty Thousand Dollars ($50,000.00) for all credit cards issued to authorized users designated by the Company pursuant to the terms and conditions of the Corporate/Businesscard Agreement (the "Card Agreement") executed simultaneously herewith.

     4. Substitute the following language for Section 2.3 of the Loan Agreement:

               2.3 PURPOSE. (i) The proceeds of the Line of Credit are to be
                   -------
          used for financing of irrevocable letters of credit, irrevocable standby letters of credit, sight drafts, acceptances and normal working capital requirements (including short term funding requirements for working capital and expenditures in the course of present and future telecommunications expansion, internal and external plant and facilities acquisitions); provided, however, that usage under the Line of Credit is limited to $1,000,000.00 for any foreign telecommunications acquisition and expenditures in Guyana. Any such acquisition or expenditures under the Line of Credit shall be in writing and must have the prior approval of the Bank and be fully secured up to the amount drawn-down under the $1,000,000.00 sub-limit.
          (ii) The Credit Card Account shall be used by the users authorized by the Company for such purposes as shall be approved by the Company not otherwise inconsistent with the terms of this Agreement or the Card Agreement.

     5. Substitute the following language for Section 2.4 of the Loan Agreement:

               2.4 INTEREST. (i) The Line of Credit shall bear interest at a
                   --------
          rate per annum equal to three quarters of one percent (.75%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate to be effective at the beginning of the day on which such change in the prime rate is announced). The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. at its principal offices in New York, New York as its commercial loan prime rate. Interest shall be calculated daily on a three hundred sixty (360) day basis at the rate hereinabove set forth. Interest accrued on the principal sum from time to time outstanding on the Line of Credit at the rate hereinabove set forth shall be payable monthly commencing on the first day of the month following the date of the first draw hereunder and continuing until the entire principal sum and all acquired interest is fully paid. (ii) Interest on the Credit Card Account shall be calculated, and shall be paid by the Company, pursuant to the terms of the Card Agreement.

     6. Delete the word "hereof" in the first sentence of Section 2.5 of the Loan Agreement and substitute the words "of the Addendum" therefor. Delete the word "Loan" in the last sentence of Section 2.5 and substitute "Line of Credit" therefor. Insert the words "late charges, if any, second to" between the words "to" and "accrued" in the last sentence of Section 2.5. Add the following at the end of Section 2.5:

          The outstanding principal balance on the Credit Card Account shall be repaid consistent with the terms of the Card Agreement.

     7. Delete the word "hereof" in the first sentence of Section 2.6 of the Loan Agreement and substitute the words "of the Addendum" therefor.

     8. Substitute the following language for Section 2.7 of the Loan Agreement:

          2.7 THE NOTE. The Line of Credit shall be evidenced by the substitute
              --------
     demand promissory note of the Company in the amount of THREE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($3,500,000.00) dated the date of the Addendum (the "Note"), due and payable to the order of the Bank as hereinabove and therein set forth.

     9. Delete the words "the initial advance under" in Section 3 of the Loan Agreement.

     10. Section 3.2 is hereby designated as Section 3.2.1 and the following new section 3.2.2 is hereby added to the Loan Agreement:

          3.2.2 OPINION OF BORROWER'S COUNSEL. For the Addendum, the Bank shall
                -----------------------------
     have received from counsel for the Company a favorable opinion dated the date of the Addendum addressed to the Bank and satisfactory in scope and form to the Bank and its counsel, covering the matters referred to in
     Section 3.2.1 above.

     11. Add the following to Section 3.4 of the Loan Agreement:

     For the Addendum, the Bank shall have received from the Company a non-refundable Commitment Fee in the amount of Thirty-Five Thousand Dollars ($35,000.00) and an Application Fee of ($150.00).

     12. Add the following sub sections to Section 3 of the Loan Agreement:

          3.5 CUSTOMARY CREDIT CHARGES. The Company shall be charged the
              ------------------------
     standard fees of the Bank then in effect for the issuance of each letter of credit or sight draft.

          3.6 DRAW FEE. The Bank shall receive a draw fee equal to one-eighth of
              --------
     one percent (.125%) of each advance under the Line of Credit.

          3.7 ANNUAL RENEWAL FEE. Subject to the provisions of Section 2.6
              ------------------
     hereof, the Bank shall receive an annual renewal fee of one-half of one percent (.5%) of the amount at which the Line of Credit is renewed.

          3.8 BANK APPROVAL OF ACQUISITIONS. Prior to any disbursements under
              -----------------------------
     the Line of Credit for short term funding of present or future telecommunication acquisitions, any such acquisition, must be detailed in writing and must have the approval of the Bank.


     14. Substitute the following language for Section 4.1 of the Loan
Agreement:

          4.1 FURNISH FINANCIAL STATEMENTS. Furnish the Bank (1) within sixty
              ----------------------------
     (60) days after the end of each fiscal year of the Company, in such form as is acceptable to the Bank, the audited financial statements of (a) the Company, including the Company's balance sheet, income statement and auditor's notes accompanying the statements, and (b) the Company's subsidiaries, Atlantic Tele-Network Company and Virgin Islands Telephone Corporation (VITELCO) (the "Subsidiaries"), all of said statements prepared by independent certified public accountants satisfactory to the Bank (2) with such further information regarding the business affairs and financial condition of the Company, at such times, in such form and in such manner, as the Bank may require, and (3) with copies of quarterly 10Q reports of the Company filed with the Securities and Exchange Commission.

     15. Add the word "or" after the semicolon in Section 7.6 and add the following Section 7.7 to the Loan Agreement;

          7.7 a default by the Company under any of the conditions of the Card Agreement.

     16. Add the following Section 13 to the Loan Agreement:

          13. LENDER'S OPTION TO ACCELERATE. Notwithstanding anything contained
              -----------------------------
     herein to the contrary and whether or not the Company is in default of the terms hereof, the Bank reserves for itself, in its full discretion, and at anytime, the right to suspend the Company's authority to obtain advances under the Line of Credit and to declare the principal balance outstanding under the Note to be due and payable; whereupon all sums advanced and outstanding under the

     Line of Credit together with all interest accrued thereon shall be immediately due and payable by the Company to the Bank.

     17. All representations, warranties, affirmative covenants and negative covenants made by the Company and all conditions of lending agreed to by, and applicable to, the Company in connection with the Loan Agreement are herein restated and reaffirmed on the date of this Addendum.

     18. Except as hereby modified, all other terms and provisions of the Loan Agreement are hereby ratified and confirmed and incorporated herein by this reference.

     19. Except as specifically herein approved or waived by the Bank, no default(s) of the Company, and no state of facts, which, if allowed to continue, would constitute a default under the Loan Agreement, is hereby accepted, approved or waived by the Bank. Notwithstanding the execution of this Addendum, the Bank specifically reserves its right to declare the Company in default under the Loan Agreement should any state of facts exist at the date hereof, known or unknown to the Bank, which constitutes a default under the Loan Agreement as modified by this Addendum.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date set forth above.

                           ATLANTIC TELE-NETWORK, INC.



                           By:    /s/ James E. Kean
                                  -------------------------------------
                                  James E. Kean
                                  Executive Vice President

                                                                  [SEAL]


                           Attest:  /s/ Adriane J. Dudley
                                    -----------------------------------
                                    Adriane J. Dudley
                                    Assistant Secretary


                           BANCO POPULAR DE PUERTO RICO



                            By:    /s/ Valentino I. McBean
                                   ------------------------------------
                                   Valentino I. McBean
                                   Senior Vice President

                                    [COPY]
                             SUBSTITUTE DEMAND NOTE
                             ----------------------

$5,500,000.00                                         St. Thomas, U.S.V.1.
                                                      October 6, 1993


     FOR VALUE RECEIVED, ATLANTIC TELE-NETWORK, INC., a Delaware corporation, (the "undersigned") promises to pay to BANCO POPULAR DE PUERTO RICO (the "Bank"), or ORDER, the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00), lawful money of the United States of America, or so much thereof as may be advanced or upon repayment readvanced by the Bank from time to time after the date hereof pursuant to the terms of the Loan Agreement dated May 29, 1990 as modified by the Addendum to Loan Agreement dated February 25, 1993 and the Second Addendum to Loan Agreement of even date herewith between the undersigned and the Bank (collectively, the "Loan Agreement"), with interest from the date drawn at a rate per annum equal to three-quarters of one percent (.75%) above the prime rate as it varies (any change in interest resulting from a change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. at its principal offices in New York, New York as its commercial loan prime rate. Interest accrued on the principal sun from time to time outstanding at the rate hereinabove set forth shall be payable monthly commencing on the first day of the month following the date of the first draw hereunder and continuing until the entire principal sum and all accrued interest is fully paid. The outstanding principal shall be payable ON DEMAND at the office of the Bank in St. Thomas, U.S. Virgin Islands, or at such other place as the holder may, from time to time, designate in writing.

     AND IT IS EXPRESSLY AGREED that the credit evidenced hereby is a revolving line of credit in the maximum principal sum of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00), which, along with all interest accrued thereon, shall expire and shall be due and payable three hundred sixty (360) days from the date hereof if no prior default or demand shall have occurred; provided, however, that the maturity date set forth herein may be extended by the bank annually, in its sole discretion, in accordance with the terms and provisions of, and as provided in, the Loan Agreement and provided, further, that after the initial three hundred sixty (360) day period of this Note, and at the end of each renewal period thereafter, there shall be a thirty (30) day period during which there shall be no principal or interest outstanding under this Note.

     THE FOREGOING NOTWITHSTANDING, THIS NOTE IS AND SHALL BE CONSIDERED TO BE A DEMAND INSTRUMENT SUBJECT TO CALL AT ANYTIME BY THE BANK IN ITS DISCRETION.

     This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought.

     In case recourse to the courts by the holder of this Note becomes necessary in order to collect the whole or any unpaid part thereof together with all accrued interest thereon, the undersigned agrees to pay any and all court expenses, disbursements, and attorneys' fees that may be incurred. The undersigned expressly authorizes and empowers the Bank, at its option, at any time, to appropriate and to apply to the payment of this Note, and any other obligation or obligations now existing or hereafter arising of the undersigned to the Bank, any and all monies now or hereafter in the hands of the Bank on deposit or otherwise to the credit of or belong to the undersigned.

     Presentment for acceptance or payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Note is being issued pursuant to the Loan Agreement and any default by the undersigned under the Loan Agreement shall constitute a default under this Note.

     This Note may be prepaid at any time, and from time to time, in whole or in part, without any premium, or penalty therefor; provided, however, that all such prepayments shall be applied first toward late charges, if any, second to interest accrued on this Note, and then toward the outstanding principal balance.

     Executed as a sealed instrument as of the date set forth above.

                           ATLANTIC TELE-NETWORK, INC.



                           By:    /s/ Cornelius B. Prior, Jr.
                                  ---------------------------------
                                  Cornelius B. Prior, Jr.
                                  President
                                                             [SEAL]

                           Attest: /s/ Jeffrey I. Prosser
                                   --------------------------------
                                   Jeffrey I. Prosser
                                   Secretary

                        SECOND ADDENDUM TO LOAN AGREEMENT
                        ---------------------------------

     This Agreement is made this 6th day of October, 1993 between ATLANTIC TELE-NETWORK, INC., a Delaware corporation, whose mailing address is P.O. Box 1730, St. Croix, U.S. Virgin Islands 00821 (hereinafter referred to as the "Company") and BANCO POPULAR DE PUERTO RICO, a commercial banking institution, whose mailing address is P.O. Box 8580, Charlotte Amalie, U.S. Virgin Islands 00802 (hereinafter referred to as the "Bank").

     WHEREAS, the Company and the Bank entered in to a loan agreement dated May 29, 1990 (the "Loan Agreement") and an addendum to loan agreement dated February 25, 1993 ("the Addendum") under the terms of which the Bank loaned to the Company the original principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) in the form of a revolving line of credit facility and to provide for the issuance of corporate VISA/Master Cards to authorized employees of the Company with an aggregate credit limit of FIFTY THOUSAND DOLLARS ($50,000.00) for all credit cards issued; and

     WHEREAS, the Bank and the Company wish to modify the terms of said Loan Agreement and Addendum to increase the amount available under the line of credit facility to FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00).

     NOW THEREFORE, the parties hereby agree as follows:

     1. Except where otherwise specifically defined herein, all capitalized terms used herein shall have the same meanings as originally defined in the Loan Agreement.

     2. Substitute the following language for Section 2.1 of the Loan Agreement:

          2.1 AMOUNT. The Bank agrees, on the terms and conditions of this
              ------
     Agreement, to extend to the Company loans in the aggregate maximum principal sum of FIVE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($5,550,000.00) (collectively, the "Loan"), which the Company hereby accepts.

     3. Substitute the following language for Section 2.2(a) of the Loan Agreement as amended by the Addendum:

          2.2 TYPE. The Loan shall be comprised of the following facilities:
              ----
          (a) A Five Million Five Hundred Thousand Dollars ($5,500,000.00) revolving line of credit facility (the "Line of Credit"). The amount under the Line of Credit available to be advanced to the Company shall be reduced by the aggregate of any outstanding prior advances and the total of all outstanding advances shall never exceed in the aggregate the sum of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

     4. Delete the word "hereof" in the first sentence of Section 2.5 of the Loan Agreement and substitute the words "of the Second Addendum" therefor.

     5. Delete the word "hereof" in the first sentence of Section 2.6 of the Loan Agreement and substitute the words "of the Second Addendum" therefor.

     6. Substitute the following language for Section 2.7 of the Loan Agreement;

          2.7 THE NOTE. The Line of Credit shall be evidenced by the substitute
              --------
     demand promissory note of the Company in the amount of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00) dated the date of the Second Addendum (the "Note"), due and payable to the order of the Bank as hereinabove and therein set forth.

     7. The following new section 3.2.3 is hereby added to the Loan Agreement:

          3.2.3 OPINION OF BORROWER'S COUNSEL. For the Second Addendum, the Bank
                -----------------------------
     shall have received from counsel for the Company a favorable opinion dated the date of the Second Addendum addressed to the Bank and satisfactory in scope and form to the Bank and its counsel, covering the matters referred to in Section 3.2.1 above.

     8. All representations, warranties, affirmative covenants and negative covenants made by the Company and all conditions of lending agreed to by, and applicable to, the Company in connection with the Loan Agreement are herein restated and reaffirmed on the date of this Second Addendum.

     9. Except as hereby modified, all other terms and provisions of the Loan Agreement and the Addendum are hereby ratified and confirmed and incorporated herein by this reference).

     10. Except as specifically herein approved or waived by the Bank, no default(s) of the Company, and no state of facts, which, if allowed to continue, would constitute a default under the Loan Agreement and the Addendum, is hereby accepted, approved or waived by the Bank. Notwithstanding the execution of this Second Addendum, the Bank specifically reserves its right to declare the Company in default under the Loan Agreement and Addendum should any state of facts exist at the date hereof, known or unknown to the Bank, which constitutes a default under the Loan Agreement as modified by the Addendum and this Second Addendum.

                           ATLANTIC TELE-NETWORK, INC.



                           By:    /s/ Cornelius B. Prior, Jr.
                                  -------------------------------------
                                  Cornelius B. Prior, Jr.
                                  President
                                                                [SEAL]


                           Attest: /s/ Jeffrey I. Prosser
                                   ------------------------------------
                                   Jeffrey I. Prosser
                                   Secretary

                           BANCO POPULAR DE PUERTO RICO



                           By:    /s/ Valentino I. McBean,
                                  ------------------------------------
                                  Valentino I. McBean
                                  Senior Vice President

                                    [COPY]            Atlantic Tel-Network, Inc.
                                                       Page 1 of 4

                             SUBSTITUTE DEMAND NOTE
                             ----------------------

$3,500,000.00                                          St. Thomas, U.S.V.I.
                                                       February 25, 1993


     FOR VALUE RECEIVED, ATLANTIC TELE-NETWORK, INC., a Delaware corporation, (the "undersigned") promises to pay to BANCO POPULAR DE PUERTO RICO (the "Bank"), or ORDER, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00), lawful money of the United States of America, or so much thereof as may be advanced or upon repayment readvanced by the Bank from time to time after the date hereof pursuant to the terms of the loan agreement dated May 29, 1990 as modified by the addendum to loan agreement of even date herewith between the undersigned and the Bank (collectively, the "Loan Agreement"), with interest from the date drawn at a rate per annum equal to three-quarters of one percent (.75%) above the prime rate as it varies (any change in interest resulting from a change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. at its principal offices in New York, New York as its commercial loan prime rate. Interest accrued on the principal sum from time to time outstanding at the rate hereinabove

                                                      Atlantic Tel-Network, Inc.
                                                       Page 2 of 4


set forth shall be payable monthly commencing on the first day of the month following the date of the first draw hereunder and continuing until the entire principal sum and all accrued interest is fully paid. The outstanding principal shall be payable ON DEMAND at the office of the Bank in St. Thomas, U.S. Virgin Islands, or at such other place as the holder may, from time to time, designate in writing.

     AND IT IS EXPRESSLY AGREED that the credit evidenced hereby is a revolving line of credit in the maximum principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00), which, along with all interest accrued thereon, shall expire and shall be due and payable three hundred sixty (360) days from the date hereof if no prior default or demand shall have occurred; provided, however, that the maturity date set forth herein may be extended by the Bank annually, in its sole discretion, in accordance with the terms and provisions of, and as provided in, the Loan Agreement and provided, further, that after the initial three hundred sixty (360) day period of this Note, and at the end of each renewal period thereafter, there shall be a thirty (30) day period during which there shall be no principal or interest outstanding under this Note.

                                                      Atlantic Tel-Network, Inc.
                                                       Page 3 of 4


     THE FOREGOING NOTWITHSTANDING, THIS NOTE IS AND SHALL BE CONSIDERED TO BE A DEMAND INSTRUMENT SUBJECT TO CALL AT ANYTIME BY THE BANK IN ITS DISCRETION.

     This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought.

     In case recourse to the courts by the holder of this Note becomes necessary in order to collect the whole or any unpaid part thereof together with all accrued interest thereon, the undersigned agrees to pay any and all court expenses, disbursements, and attorneys' fees that may be incurred. The undersigned expressly authorizes and empowers the Bank, at its option, at any time, to appropriate and to apply to the payment of this Note, and any other obligation or obligations now existing or hereafter arising of the undersigned to the Bank, any and all monies now or hereafter in the hands of the Bank on deposit or otherwise to the credit of or belonging to the undersigned.

     Presentment for acceptance or payment, notice of dishonor, protest and notice of protest are hereby waived.

                                                      Atlantic Tel-Network, Inc.
                                                       Page 4 of 4


     This Note is being issued pursuant to the Loan Agreement and any default by the undersigned under the Loan Agreement shall constitute a default under this Note.

     This Note may be prepaid at any time, and from time to time, in whole or in part, without any premium or penalty therefor; provided, however, that all such prepayments shall be applied first toward late charges, if any, second to interest accrued on this Note, and then toward the outstanding principal balance.

     Executed as a sealed instrument as of the date set forth above.

                                    ATLANTIC TELE-NETWORK, INC.



                                    By:    /s/ James E. Kean
                                           ------------------------------------
                                           James E. Kean
                                           Executive Vice President

                                                                         [SEAL]

                                    Attest: /s/ Adriane J. Dudley
                                            -----------------------------------
                                            Adriane J. Dudley
                                            Assistant Secretary